TIFF Investment Program, Inc. (TIP)
Supplement dated July 19, 2006 to the SAI dated April 30, 2006

The following information related to TIFF Multi-Asset Fund (“MAF”), TIFF International Equity Fund (“IEF”) and TIFF U.S. Equity Fund (“USEF”) supplements the information on page 24 of the SAI under the heading Purchases in the section entitled Supplemental Discussion of Purchases, Exchanges and Redemptions and the Supplement dated April 30, 2006, to the SAI dated April 30, 2006. The Supplement dated April 30, 2006, continues to apply with respect to TIFF Government Bond Fund (“GBF”) and TIFF Short-Term Fund (“STF”).

Effective as of the close of business on June 30, 2006 (the “Effective Date”), MAF, IEF and USEF are open only to organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and are “qualified purchasers,” as defined in Section 2(a)(51) of the 1940 Act. The term “qualified purchaser” includes, among others, institutions that own and invest on a discretionary basis not less than $25 million in investments.  All members that are shareholders of record of MAF, IEF or USEF prior to the close of business on the Effective Date, including those that are not qualified purchasers, will be able to purchase additional shares in their existing MAF, IEF or USEF account(s) through new purchases, including purchases through reinvestment of dividends and capital gains distributions, and exchanges. A member that is an existing shareholder in GBF or STF, but is not an existing shareholder in MAF, IEF or USEF as of the Effective Date and is not a qualified purchaser, will not be permitted to open a new account in MAF, IEF or USEF after the Effective Date. If a member that is not a qualified purchaser redeems all of the shares in its MAF, IEF or USEF account, the account will be closed and the member will not be permitted to reopen the account or purchase additional shares in the account after the Effective Date for so long as the eligibility criteria require investors to be qualified purchasers.

In order to be considered a shareholder of record of a fund prior to the Effective Date, an organization must have established an account in that fund in good order by submitting an account application and the required accompanying documentation and wiring Federal Funds to TIP’s custodian and transfer agent (detailed instructions are included in the prospectus) by the close of business on the Effective Date. If an organization that is not a qualified purchaser has not established an MAF, IEF or USEF account in good order prior to the Effective Date but (1) requested and received a prospectus after January 1, 2006, but prior to June 23, 2006 or (2) is an organization to which an investment presentation about MAF, IEF or USEF was made after January 1, 2006, but prior to June 23, 2006, it will be permitted to open an account, in MAF, IEF or USEF, as applicable, provided that it does so by September 21, 2006, and further provided that such organization has total assets in excess of $5 million, determined in the manner contemplated in the definition of “accredited investor” in Rule 501(a) under the Securities Act of 1933, as amended, and SEC interpretations thereof.

Any organization that is not a qualified purchaser should carefully consider whether it would be in its best interest to establish a new account in MAF, IEF or USEF at this time. In prior correspondence, TIP announced that it was conducting a review to determine whether to continue its status as a registered mutual fund. There are several different structures that each TIP fund could adopt if TIP were no longer registered as a mutual fund with the SEC. As an unregistered vehicle, under applicable regulations, each current TIP fund could no longer accept investments from organizations having less than $5 million in total assets and, under one possible structure being evaluated, would be required to limit to 100 the number of members in each fund having assets in excess of $5 million that are not qualified purchasers. The number of MAF, IEF and USEF members that would be counted toward the 100-member limit is now close to, if not in excess of, 100 and, if that limit is exceeded, TIP may not be able to accommodate all such members in unregistered vehicles. Therefore, in an effort to avoid having to redeem members in the event that TIP ceases to be registered, TIP has determined at this time to accept as additional members into MAF, IEF or USEF only qualified purchasers.

TIP reserves the right to revise at any time the eligibility criteria or the requirement that an organization be a qualified purchaser in order to become an MAF, IEF or USEF member.

The following paragraph replaces the first paragraph with the heading Exchanges on page 25 of the SAI:

Exchanges. For members that are qualified purchasers, shares of any TIP fund may be exchanged for shares of any other TIP fund, including MAF, IEF and USEF. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased. For members that are not qualified purchasers, shares of one TIP fund may not be exchanged for MAF, IEF or USEF shares unless the member then has an existing account in the fund into which the Member wishes to exchange. Members that wish to establish a new MAF, IEF or USEF account through an exchange transaction will be required to certify that they are qualified purchasers. For members meeting the $5 million total assets threshold, shares of one TIP fund may be exchanged for shares of GBF and STF but may not be exchanged for shares of MAF, IEF, or USEF unless the member then has an existing account in the fund into which the member wishes to exchange. For members not meeting the $5 million total assets threshold, shares of one TIP fund may not be exchanged for shares of any other TIP fund unless the member then has an existing account in the fund into which the Member wishes to exchange.